MILLER INVESTMENT TRUST (the "Trust")

Miller Convertible Fund (the "Fund")

Class I shares

Supplement dated September 11, 2009 to

the Prospectus dated March 1, 2009

On September 11, 2009, the Board of Trustees of Miller Investment Trust, approved a change to the principal investment strategies of the Miller Convertible Fund (the "Fund").  Prior to the change, the Fund could invest up to 30% of its assets in non-investment grade securities (commonly referred to as "high yield" or "junk" bonds).  The 30% limitation has been eliminated to provide additional flexibility to the investment adviser.  Consequently, portions of the Fund's Prospectus are modified as follows.

In the Prospectus, the third paragraph under the section entitled "Principal Investment Strategies" is amended include the following additional disclosures.

Convertible bonds are generally debt obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security (the conversion ratio).  Convertible bonds generally offer both defensive characteristics (i.e., may provide a fixed return during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation during periods when the market price of the underlying common stock rises).  The Fund may invest without limitation in non-investment grade convertible bonds, commonly known as "high yield" or "junk" bonds, provided the bond is rated at least B3 by Moody's Investors Service or B- by Standard & Poor's Rating Group or B- by Fitch Ratings.

In the Prospectus, the sub-section entitled "Fixed-Income Risk" under the section entitled "Principal Risks" is amended to include the following additional disclosures.

High Yield Bond Risk.  The Fund may invest in fixed-income securities rated less than investment grade, that are sometimes referred to as "high yield" or "junk" bonds.  These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities.  Lower-quality bonds, such as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal.  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  Such securities may also be subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated March 1, 2009, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus may be obtained by visiting www.millerconvertiblefund.com.  You should retain this Supplement for future reference.